TWELFTH AMENDMENT TO FUND SERVICES AGREEMENT

This twelfth Amendment (“Amendment”) to the FUND SERVICES AGREEMENT, dated January 22, 2020, among FRANKLIN TEMPLETON SERVICES, LLC (the “Customer”) and JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”), as amended from time to time (the “Agreement”), is made and entered into as of April 1, 2026, and shall be effective as of May 1, 2026, between the Customer and J.P. Morgan.

W I T N E S S E T H:

WHEREAS, the Customer and J.P. Morgan entered into the Agreement;

WHEREAS, the Customer wants to update the list of Funds (as set forth in Annex I to the Agreement) to which J.P. Morgan shall provide fund administration services under the terms and conditions set forth in the Agreement to add the following Fund, effective May 1, 2026:

Franklin Gold and Precious Metals VIP Fund

WHEREAS, J.P. Morgan agrees to update Annex I as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1. Definitions. Unless otherwise defined herein, defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement.

2. Amendments. The Agreement shall be amended as follows:

(A) Annex I of the Agreement is hereby amended and restated in its entirety by Annex I hereto.

(B) Save as amended by this Amendment, the Agreement shall remain in full force and effect.

3. Representations. Each party represents to the other parties that all representations contained in the Agreement are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

4. Entire Agreement. This Amendment, prior amendments, and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter. If any of the provisions of this Amendment are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Amendment shall prevail as between the parties.

5. Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one agreement. Each party hereto may enter into this Amendment by executing a counterpart and this Amendment shall not take effect until it has been executed by both parties.

6. Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FRANKLIN TEMPLETON SERVICES, LLC	JPMORGAN CHASE BANK, N.A.
By: /s/Christopher Kings Name: Christopher Kings Title: Senior Vice President	By: /s/Gabriella Prominski Name: Gabriella Prominski Title: Vice President

ANNEX I

“ANNEX I TO THE FUND SERVICES AGREEMENT”

List of Funds

Name	Entity Type	Jurisdiction
Franklin Templeton US Government Securities II Ltd		Bermuda
Templeton Growth Fund II Limited		Cayman
Templeton China Opportunities Fund, Ltd		Cayman
Franklin USD Diversified Bond Fund III		Cayman
Templeton Global Smaller Companies Fund		U.S.A.
TF-Templeton World Fund		U.S.A.
TF-Templeton Foreign Fund		U.S.A.
TIT-Templeton Global Bond Fund		U.S.A.
Templeton Growth Fund, Inc.		U.S.A.
Templeton Emerging Markets Fund		U.S.A.
Templeton Global Income Fund		U.S.A.
TIF-International Equity Series		U.S.A.
FTVIPT-Templeton Developing Markets VIP Fund		U.S.A.
FMSF-Franklin Mutual Beacon Fund		U.S.A.
FMSF-Franklin Mutual Global Discovery Fund		U.S.A.
FMSF-Franklin Mutual European Fund		U.S.A.
FMSF-Franklin Mutual Quest Fund		U.S.A.
FMSF-Franklin Mutual Shares Fund		U.S.A.
Templeton Developing Markets Trust		U.S.A.
FTVIPT-Templeton Foreign VIP Fund		U.S.A.

Templeton Emerging Markets Income Fund	U.S.A.

Templeton Dragon Fund, Inc.	U.S.A.
FMSF-Franklin Mutual Financial Services Fund	U.S.A.
Franklin Universal Trust	U.S.A.
FFRMT-Franklin Floating Rate Master Series	U.S.A.
FCF-Franklin U.S. Government Securities Fund	U.S.A.
FVIT-Franklin Mutual U.S. Value Fund	U.S.A.
FCTFT-Franklin California Intermediate-Term Tax-Free Income	U.S.A.
FNYTFT-Franklin New York Intermediate-Term Tax-Free Income F	U.S.A.
Franklin Strategic Mortgage Portfolio	U.S.A.
FTFT-Franklin Federal Intermediate-Term Tax-Free Income Fund	U.S.A.
FMST-Franklin California High Yield Municipal Fund	U.S.A.
TMMP-The U.S. Government Money Market Portfolio	U.S.A.
FVIT-Franklin Microcap Value Fund	U.S.A.
FREST-Franklin Real Estate Securities Fund	U.S.A.
FSS-Franklin Strategic Income Fund	U.S.A.
FSS-Franklin Small-Mid Cap Growth Fund	U.S.A.
FVIT-Franklin Small Cap Value Fund	U.S.A.
TGIT-Templeton Global Balanced Fund	U.S.A.
Franklin Gold And Precious Metals Fund	U.S.A.
FHIT-Franklin High Income Fund	U.S.A.
FCF-Franklin Growth Fund	U.S.A.
FCF-Franklin Utilities Fund	U.S.A.
FCF-Franklin DynaTech Fund	U.S.A.
FCF-Franklin Income Fund	U.S.A.
FUSGMF-Franklin U.S. Government Money Fund	U.S.A.

Franklin California Tax-Free Income Fund	U.S.A.

Franklin New York Tax-Free Income Fund	U.S.A.
Franklin Federal Tax-Free Income Fund	U.S.A.
FTFT-Franklin Massachusetts Tax-Free Income Fund	U.S.A.
FTFT-Franklin Michigan Tax-Free Income Fund	U.S.A.
FTFT-Franklin Minnesota Tax-Free Income Fund	U.S.A.
FTFT-Franklin Ohio Tax-Free Income Fund	U.S.A.
FTFT-Franklin Colorado Tax-Free Income Fund	U.S.A.
FTFT-Franklin Georgia Tax-Free Income Fund	U.S.A.
FTFT-Franklin Pennsylvania Tax-Free Income Fund	U.S.A.
FTFT-Franklin High Yield Tax-Free Income Fund	U.S.A.
FIST-Franklin Convertible Securities Fund	U.S.A.
FIST-Franklin Adjustable U.S. Government Securities Fund	U.S.A.
FIST-Franklin Equity Income Fund	U.S.A.
IFT-Money Market Portfolio	U.S.A.
FTFT-Franklin Federal Limited-Term Tax-Free Fund	U.S.A.
FMT-Franklin Rising Dividends Fund	U.S.A.
FTFT-Franklin Missouri Tax-Free Income Fund	U.S.A.
FTFT-Franklin Oregon Tax-Free Income Fund	U.S.A.
FTFT-Franklin Virginia Tax-Free Income Fund	U.S.A.
FTFT-Franklin Alabama Tax-Free Income Fund	U.S.A.
TGIT-Templeton Emerging Markets Small Cap Fund	U.S.A.
FSS-Franklin Biotechnology Discovery Fund	U.S.A.
FSS-Franklin Natural Resources Fund	U.S.A.
FTVIPT-Franklin Flex Cap Growth VIP Fund	U.S.A.
FIST-Franklin Floating Rate Daily Access Fund	U.S.A.

FGT-Franklin Emerging Market Debt Opportunities Fund	U.S.A.

TIF-Foreign Smaller Companies Series	U.S.A.
FIST-Franklin Managed Income Fund	U.S.A.
FGT-Franklin International Small Cap Fund	U.S.A.
FIST-Franklin Total Return Fund	U.S.A.
FSS-Franklin Growth Opportunities Fund	U.S.A.
FTFT-Franklin Arizona Tax-Free Income Fund	U.S.A.
FSS-Franklin Small Cap Growth Fund	U.S.A.
FTFT-Franklin Connecticut Tax-Free Income Fund	U.S.A.
FTFT-Franklin Louisiana Tax-Free Income Fund	U.S.A.
Franklin Limited Duration Income Trust	U.S.A.
Templeton China World Fund	U.S.A.
FTFT-Franklin Maryland Tax-Free Income Fund	U.S.A.
FTFT-Franklin North Carolina Tax-Free Income Fund	U.S.A.
FTFT-Franklin New Jersey Tax-Free Income Fund	U.S.A.
FTVIPT-Franklin Growth and Income VIP Fund	U.S.A.
FTVIPT-Franklin Global Real Estate VIP Fund	U.S.A.
FTVIPT-Templeton Global Bond VIP Fund	U.S.A.
FTVIPT-Franklin Income VIP Fund	U.S.A.
FTVIPT-Franklin U.S. Government Securities VIP Fund	U.S.A.
FTVIPT-Franklin Rising Dividends VIP Fund	U.S.A.
FTVIPT-Templeton Growth VIP Fund	U.S.A.
FTVIPT-Franklin Small-Mid Cap Growth VIP Fund	U.S.A.
FTVIPT-Franklin Large Cap Growth VIP Fund	U.S.A.
FTVIPT-Franklin Mutual Global Discovery VIP Fund	U.S.A.
FTVIPT-Franklin Mutual Shares VIP Fund	U.S.A.

FTVIPT-Franklin Small Cap Value VIP Fund	U.S.A.

FTVIPT-Franklin Strategic Income VIP Fund	U.S.A.
FIST-Franklin Real Return Fund	U.S.A.
FIST-Franklin Low Duration Total Return Fund	U.S.A.
FSS-Franklin Select U.S. Equity Fund	U.S.A.
TIF-Global Equity Series	U.S.A.
FGT-Franklin International Growth Fund	U.S.A.
TGIT-Templeton Frontier Markets Fund	U.S.A.
TIT-Templeton Global Total Return Fund	U.S.A.
FTVIPT-Franklin VolSmart Allocation VIP Fund	U.S.A.
TIT-Templeton Emerging Markets Bond Fund	U.S.A.
FMSF-Franklin Mutual International Fund	U.S.A.
TIT-Templeton International Bond Fund	U.S.A.
FFAS-Franklin Payout 2019 Fund	U.S.A.
FFAS-Franklin Payout 2020 Fund	U.S.A.
FFAS-Franklin Payout 2021 Fund	U.S.A.
FSS-Franklin Flexible Alpha Bond Fund	U.S.A.
FFRMT-Franklin Floating Rate Income Fund	U.S.A.
FCF-Franklin Focused Growth Fund	U.S.A.
FFAS-Franklin Payout 2022 Fund	U.S.A.
TF Templeton International - Climate Change Fund	U.S.A.
FFAS-Franklin LifeSmart Retirement Income Fund	U.S.A.
FFAS-Franklin LifeSmart 2025 Retirement Target Fund	U.S.A.
FFAS-Franklin LifeSmart 2035 Retirement Target Fund	U.S.A.
FTVIPT-Franklin Allocation VIP Fund	U.S.A.

FFAS-Franklin LifeSmart 2045 Retirement Target Fund	U.S.A.
FFAS-Franklin Corefolio Allocation Fund	U.S.A.
FFAS-Franklin Founding Funds Allocation Fund	U.S.A.
FFAS-Franklin Conservative Allocation Fund	U.S.A.
FFAS-Franklin Moderate Allocation Fund	U.S.A.
FFAS-Franklin Growth Allocation Fund	U.S.A.
FFAS-Franklin LifeSmart 2030 Retirement Target Fund	U.S.A.
FFAS-Franklin LifeSmart 2050 Retirement Target Fund	U.S.A.
FFAS-Franklin LifeSmart 2040 Retirement Target Fund	U.S.A.
FFAS-Franklin LifeSmart 2020 Retirement Target Fund	U.S.A.
FFAS-Franklin NextStep Conservative Fund	U.S.A.
FFAS-Franklin NextStep Moderate Fund	U.S.A.
FFAS-Franklin NextStep Growth Fund	U.S.A.
FFAS-Franklin LifeSmart 2055 Retirement Target Fund	U.S.A.
FT Holdings Corporations III	U.S.A.
FT Holdings Corporations IV	U.S.A.
FT Holdings Corporations I	U.S.A.
FT Holdings Corporations II	U.S.A.
FSS-Franklin Templeton SMACS Series CH	U.S.A.
FSS-Franklin Templeton SMACS Series H	U.S.A.
FSS-Franklin Templeton SMACS Series E	U.S.A.
FSS-Franklin Templeton SMACS Series I	U.S.A.
Franklin USD Diversified Bond IV 2024 Fund A (Qdis) USD	Cayman
Franklin U.S. Core Equity (IU) Fund	U.S.A.
Franklin International Core Equity (IU) Fund	U.S.A.
Franklin Emerging Markets Core Equity (UI) Fund	U.S.A.
Franklin USD Diversified Bond VI 2024 SP	Cayman

FTFT-Franklin Municipal Green Bond Fund	U.S.A.
Franklin USD Diversified Fixed Tenure Bond SP	Cayman
Franklin USD Diversified Bond VII 2024 SP	Cayman
Franklin Equity Portfolio Fund, a series of Franklin ETF Trust	U.S.A.
Franklin Fixed Income Portfolio Fund, a series of Franklin ETF Trust	U.S.A.
Franklin USD Diversified Fixed Tenure Bond Series II SP	Cayman
Franklin Lifesmart 2060 Retirement Target Fund	U.S.A.
Franklin OnChain U.S. Government Money Fund	U.S.A.
Franklin Templeton SMACS Fund: Series EM	U.S.A.
Franklin Long Duration Credit Fund	U.S.A.
Putnam California Tax Exempt Income Fund	US—1940 Act
Putnam Convertible Securities Fund	US—1940 Act
Putnam Diversified Income Trust	US—1940 Act

Putnam Asset Allocation Funds

- Putnam Dynamic Asset Allocation Balanced Fund

- Putnam Dynamic Asset Allocation Conservative

Fund

- Putnam Dynamic Asset Allocation Growth Fund

- Putnam Multi-Asset Income Fund

US—1940 Act

Putnam Funds Trust

          - Putnam Core Bond Fund

- Putnam Core Equity Fund

          - Putnam Dynamic Asset Allocation Equity Fund

          - Putnam Emerging Markets Equity Fund

          - Putnam Floating Rate Income Fund

- Putnam Focused Equity Fund

- Putnam Global Technology Fund

- Putnam Intermediate-Term Municipal Income

Fund

- Putnam International Value Fund

- Putnam Mortgage Opportunities Fund

          - Putnam Short Duration Bond Fund

- Putnam Short Term Investment Fund

- Putnam Short-Term Municipal Income Fund

- Putnam Small Cap Growth Fund

          - Putnam Ultra Short Duration Income Fund

- Putnam Ultra Short MAC Series

US—1940 Act
Putnam Focused International Equity Fund	US—1940 Act
George Putnam Balanced Fund	US—1940 Act
Putnam Global Health Care Fund	US—1940 Act
Putnam Global Income Trust	US—1940 Act
Putnam High Yield Fund	US—1940 Act
Putnam Income Fund	US—1940 Act
Putnam International Equity Fund	US—1940 Act

Putnam Investment Funds

- Putnam Government Money Market Fund

- Putnam International Capital Opportunities

Fund

- Putnam Large Cap Growth Fund

- Putnam Research Fund

- Putnam Small Cap Value Fund

- Putnam Sustainable Future Fund

US—1940 Act
Putnam Large Cap Value Fund	US—1940 Act

Putnam Managed Municipal Income Trust	US—1940 Act
Putnam Massachusetts Tax Exempt Income Fund	US—1940 Act
Putnam Master Intermediate Income Trust	US—1940 Act
Putnam Minnesota Tax Exempt Income Fund	US—1940 Act
Putnam Money Market Fund	US—1940 Act
Putnam Mortgage Securities Fund	US—1940 Act
Putnam Municipal Opportunities Trust	US—1940 Act
Putnam New Jersey Tax Exempt Income Fund	US—1940 Act
Putnam New York Tax Exempt Income Fund	US—1940 Act
Putnam Ohio Tax Exempt Income Fund	US—1940 Act
Putnam Pennsylvania Tax Exempt Income Fund	US—1940 Act
Putnam Premier Income Trust	US—1940 Act
Putnam Sustainable Leaders Fund	US—1940 Act

Putnam Target Date Funds

- Putnam Retirement Advantage Maturity Fund

          - Putnam Retirement Advantage 2070 Fund

- Putnam Retirement Advantage 2065 Fund

- Putnam Retirement Advantage 2060 Fund

- Putnam Retirement Advantage 2055 Fund

- Putnam Retirement Advantage 2050 Fund

- Putnam Retirement Advantage 2045 Fund

- Putnam Retirement Advantage 2040 Fund

- Putnam Retirement Advantage 2035 Fund

- Putnam Retirement Advantage 2030 Fund

- Putnam Retirement Advantage 2025 Fund

- Putnam Sustainable Retirement Maturity Fund

- Putnam Sustainable Retirement 2070 Fund

- Putnam Sustainable Retirement 2065 Fund

- Putnam Sustainable Retirement 2060 Fund

- Putnam Sustainable Retirement 2055 Fund

- Putnam Sustainable Retirement 2050 Fund

- Putnam Sustainable Retirement 2045 Fund

- Putnam Sustainable Retirement 2040 Fund

- Putnam Sustainable Retirement 2035 Fund

- Putnam Sustainable Retirement 2030 Fund

- Putnam Sustainable Retirement 2025 Fund

US—1940 Act
Putnam Tax Exempt Income Fund	US—1940 Act
Putnam Tax-Free Income Trust - Putnam Strategic Intermediate Municipal Fund - Putnam Tax-Free High Yield Fund	US—1940 Act

Putnam Variable Trust

- Putnam VT Core Equity Fund

- Putnam VT Diversified Income Fund

- Putnam VT Emerging Markets Equity Fund

- Putnam VT Focused International Equity Fund

- Putnam VT George Putnam Balanced Fund

- Putnam VT Global Asset Allocation Fund

- Putnam VT Global Health Care Fund

- Putnam VT Government Money Market Fund

- Putnam VT High Yield Fund

- Putnam VT Income Fund

- Putnam VT International Equity Fund

         - Putnam VT International Value Fund

- Putnam VT Large Cap Growth Fund

- Putnam VT Large Cap Value Fund

- Putnam VT Mortgage Securities Fund

- Putnam VT Research Fund

- Putnam VT Small Cap Growth Fund

- Putnam VT Small Cap Value Fund

- Putnam VT Sustainable Future Fund

- Putnam VT Sustainable Leaders Fund

US—1940 Act
Putnam Diversified Income Trust (Cayman) Master Fund	Cayman
Putnam Diversified Income Trust (Cayman) Feeder Fund	Cayman
Putnam Cash Collateral Pool, LLC	US
Putnam Intermediate U.S. Investment Grade Fund, LLC	US
Putnam Emerging Markets Equity Fund, LP	US
Putnam Total Return: U.S. Investment Grade Fixed Income Fund, LLC	US—ERISA Account
Putnam Emerging Market Small Cap Equity Fund, LP	US
Putnam Catholic Values U.S. Large Cap Growth Fund LP	US
Putnam Intermediate Domestic Investment-Grade Trust	US—ERISA Account; intended to qualify as tax-exempt under Revenue Ruling 81-100 and successor guidance (“81-100 Trust”)
Putnam Short Duration Government/Corporate Trust
Putnam Stable Value Fund
Putnam Large Cap Value Trust
Putnam Retirement Advantage 2070 Trust

Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage Maturity Fund
Putnam Retirement Advantage GAA Money Market Portfolio
Putnam Retirement Advantage GAA Equity Portfolio
Putnam Retirement Advantage GAA Growth Portfolio
Putnam Retirement Advantage GAA Balanced Portfolio
Putnam Retirement Advantage GAA Conservative Portfolio
Putnam Retirement Advantage GAA Income Strategies Portfolio
Putnam Retirement Advantage GAA Income Strategies Portfolio
Putnam Retirement Advantage GAA Income Strategies Portfolio
Franklin Templeton SMACS: Series C	U.S.A.
Franklin Templeton SMACS: Series CP	U.S.A.
Franklin Dynamic Asset Allocation Balanced Ltd.	Cayman

Franklin Dynamic Asset Allocation Growth Ltd.	Cayman
Franklin Dynamic Asset Allocation Conservative Ltd.	Cayman
Franklin Multi-Asset Income Ltd.	Cayman
Putnam U.S. Research Trust	U.S.A.
Franklin Gold and Precious Metals VIP Fund*	U.S.A.

*Denotes a Fund added through this Amendment.